Exhibit 32.2

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of River Rock Entertainment Authority (the “Authority”) on Form 10-K/A Amendment No. 1 for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacob A. Coughlin, Assistant Financial Controller (Principal Financial Officer) of the Authority, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Authority.

By:	/s/ JACOB A. COUGHLIN
Jacob A. Coughlin
Assistant Financial Controller (Principal Financial Officer)
April 17, 2007

A signed original of this written statement required by Section 906 has been provided to the River Rock Entertainment Authority and will be retained by the River Rock Entertainment Authority and furnished to the Securities and Exchange Commission or its staff upon request.